Guarantees granted, commitments and contingent liabilities	6 Months Ended
Jun. 30, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Guarantees granted, commitments and contingent liabilities	Guarantees granted, commitments and contingent liabilities
Litigation
Takata airbag inflators
    Putative class action lawsuits were filed in March 2018 against FCA US in the U.S. District Courts for the Southern District of Florida and the Eastern District of Michigan, asserting claims under federal and state laws alleging economic loss due to Takata airbag inflators installed in certain of our vehicles. We are vigorously defending against this action and at this stage of the proceedings, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Emissions Matters
    On January 10, 2019, we announced that FCA US had reached final settlements on civil environmental and consumer claims with the U.S. Environmental Protection Agency (“EPA”), U.S. Department of Justice (“DoJ”), the California Air Resources Board, the State of California, 49 other States and U.S. Customs and Border Protection, for which we accrued €748 million during the year ended December 31, 2018. Approximately €350 million of the accrual was related to civil penalties to resolve differences over diesel emissions requirements. A portion of the accrual was attributable to settlement of a putative class action on behalf of consumers in connection with which FCA US agreed to pay an average of $2,800 per vehicle to eligible customers affected by the recall. That settlement received final court approval on May 3, 2019. Nevertheless, we continue to defend individual claims from approximately 3,200 consumers that have exercised their right to opt out of the class action settlement and pursue their own individual claims against us (the “Opt-Out Litigation”). We have engaged in further discovery in the Opt-Out Litigation and participated in court-sponsored settlement conferences, but have reached settlement agreements with less than 100 of these remaining plaintiffs. As of June 30, 2020, our best estimate of a probable loss has been included within the provision previously recognized.
    In the U.S., we remain subject to diesel emissions-related investigations by the U.S. Securities and Exchange Commission (the “SEC”) and the DoJ, Criminal Division. In September 2019, the DoJ filed criminal charges against an employee of FCA US for, among other things, fraud, conspiracy, false statements and violations of the Clean Air Act primarily in connection with efforts to obtain regulatory approval of the vehicles that were the subject of the civil settlements described above. We continue to cooperate with these investigations and present FCA’s positions on concerns raised by these governmental authorities. Based on the progress of settlement discussions with the SEC, we have recognized a provision in an amount that is not material to the Group. We have also begun discussions with the DoJ, Criminal Division, to determine whether we can reach an appropriate resolution of that investigation. At this time, we cannot predict whether or when any settlement may be reached with the DoJ, Criminal Division, or the ultimate outcome of these investigations and we are unable to reliably evaluate the likelihood that a loss with regard to the DoJ, Criminal Division, investigation will be incurred or estimate a range of possible loss. We also remain subject to a number of related private lawsuits (the “Non Opt-Out Litigation”).
    We have also received inquiries from other regulatory authorities in a number of jurisdictions as they examine the on-road tailpipe emissions of several automakers’ vehicles and, when jurisdictionally appropriate, we continue to cooperate with these governmental agencies and authorities.
    In Europe, we are working with the Italian Ministry of Transport (“MIT”) and the Dutch Vehicle Regulator (“RDW”), the authorities that certified FCA diesel vehicles for sale in the European Union, and the UK Driver and Vehicle Standards Agency in connection with their review of several of our vehicles.
    We also initially responded to inquiries from the German authority, the Kraftfahrt-Bundesamt (“KBA”), regarding emissions test results for our vehicles, and we discussed the KBA reported test results, our emission control calibrations and the features of the vehicles in question. After these initial discussions, the MIT, which has sole authority for regulatory compliance of the vehicles it has certified, asserted its exclusive jurisdiction over the matters raised by the KBA, tested the vehicles, determined that the vehicles complied with applicable European regulations and informed the KBA of its determination. Thereafter, mediations have been held under European Commission (“EC”) rules, between the MIT and the German Ministry of Transport and Digital Infrastructure, which oversees the KBA, in an effort to resolve their differences. The mediation was concluded with no action being taken with respect to FCA. In May 2017, the EC announced its intention to open an infringement procedure against Italy regarding Italy's alleged failure to respond to EC's concerns regarding certain FCA emission control calibrations. The MIT has responded to the EC's allegations by confirming that the vehicles' approval process was properly performed.
    In December 2019, the MIT notified us that the Dutch Ministry of Infrastructure and Water Management (“I&W”) had been communicating with the MIT regarding certain irregularities allegedly found by the RDW and the Dutch Center of Research TNO in the emission levels of certain Jeep Grand Cherokee Euro 5 models and a vehicle model of another OEM that contains a Euro 6 diesel engine supplied by us. In January 2020, the Dutch Parliament published a letter from the I&W summarizing the conclusions of the RDW regarding those vehicles and engines and indicating an intention to order a recall and report their findings to the Public Prosecutor, the EC and other Member States. We have engaged with the RDW to present our positions and cooperate to reach an appropriate resolution of this matter. In addition, at the request of the French Consumer Protection Agency, the Juge d’Instruction du Tribunal de Grande Instance of Paris is investigating diesel vehicles of a number of automakers including FCA, regarding whether the sale of those vehicles violated French consumer protection laws. In July 2020, unannounced inspections took place at several of our sites in Germany, Italy and the UK at the initiative of the Public Prosecutors of Frankfurt am Main and of Turin, as part of their investigations of potential violations of diesel emissions regulations and consumer protection laws.
    In December 2018, the Korean Ministry of Environment (“MOE”) announced its determination that approximately 2,400 FCA vehicles imported into Korea during 2015, 2016 and 2017 were not emissions compliant and that the vehicles with a subsequent update of the emission control calibrations voluntarily performed by FCA, although compliant, would have required re-homologation of the vehicles concerned. In May 2019, the MOE revoked certification of the above-referenced vehicles and announced an administrative fine for an amount not material to the Group. We have appealed the MOE’s decision. Our subsidiary in Seoul, Korea is also cooperating with local criminal authorities in connection with their review of this matter, with the Korean Fair Trade Commission regarding a purported breach of the Act on Fair Labeling and Advertisement in connection with the subject vehicles and with the MOE in connection with their review of other FCA vehicles.
    The results of the unresolved governmental inquiries and private litigation cannot be predicted at this time and these inquiries and litigation may lead to further enforcement actions, penalties or damage awards, any of which may have a material adverse effect on our business, financial condition and results of operations. It is also possible that these matters and their ultimate resolution may adversely affect our reputation with consumers, which may negatively impact demand for our vehicles and consequently could have a material adverse effect on our business, financial condition and results of operations. At this stage, we are unable to evaluate the likelihood that a loss will be incurred with regard to the unresolved inquiries and Non Opt-Out Litigation or estimate a range of possible loss.
U.S. Sales Reporting Investigations
    On September 27, 2019, the SEC announced the resolution of its investigation into our reporting of vehicle sales to end customers in the U.S. which included our agreement to pay an amount that is not material to the Group. We have also cooperated with a DoJ investigation into the same issues, the outcome of which remains uncertain. Any resolution of that matter may involve the payment of penalties and other sanctions. At this time, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss in connection with that investigation.
    As previously reported, two putative securities class action lawsuits were filed against us in the U.S. District Court for the Eastern District of Michigan making allegations with regard to our reporting of vehicle unit sales to end consumers in the U.S. These lawsuits were consolidated into a single action and on October 4, 2018, we entered into an agreement in principle to settle the consolidated litigation, subject to court approval, for an amount that is not material to the Group. On June 5, 2019, the Court granted final approval to this settlement.
National Training Center
    In connection with an on-going government investigation into matters at the UAW-Chrysler National Training Center, the DoJ has brought charges against a number of individuals including former FCA US employees and individuals associated with the UAW for, among other things, tax fraud and conspiring to provide money or other things of value to a UAW officer and UAW employees while acting in the interests of FCA US, in violation of the Labor Management Relations (Taft-Hartley) Act. Several of the individual defendants have entered guilty pleas and some have claimed in connection with those pleas that they conspired with FCA US in violation of the Taft-Hartley Act. We continue to cooperate with this investigation and we have engaged in discussions with the DOJ about a potential resolution of its investigation. The outcome of those discussions is uncertain; however, any resolution may involve the payment of penalties and other sanctions. At this time, we cannot predict whether or when any settlements may be reached or, if no settlement is reached, the ultimate outcome of any litigation. As such, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
    Several putative class action lawsuits have been filed against FCA US in U.S. federal court alleging harm to UAW workers as a result of these acts. Those actions have been dismissed both at the trial court stage and on appeal. Three plaintiffs in these lawsuits also filed charges alleging unfair labor practices with the U.S. National Labor Relations Board (the “Board”). The Board issued a complaint regarding these allegations and is seeking a cease and desist order as well as the posting of a notification with respect to the alleged practices. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
On July 22, 2020, a group of 27 employees in our Toledo, Ohio Jeep plant filed a lawsuit in U.S. District Court for the Northern District of Ohio against FCA US, the UAW and certain individuals claiming violations of the Racketeer Influenced and Corrupt Organizations (RICO) Act and civil conspiracy. We have not been served with the complaint and, at this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
General Motors Litigation
    On November 20, 2019, General Motors LLC and General Motors Company (collectively, “GM”) filed a lawsuit in the U.S. District Court for the Eastern District of Michigan against FCA US, FCA NV and certain individuals, claiming violations of the RICO Act, unfair competition and civil conspiracy in connection with allegations that FCA US paid bribes to UAW officials that corrupted the bargaining process with the UAW and as a result FCA US enjoyed unfair labor costs and operational advantages that caused harm to GM. GM also claimed that FCA US had made concessions to the UAW in collective bargaining that the UAW was then able to extract from GM through pattern bargaining which increased costs to GM and that this was done by FCA US in an effort to force a merger between GM and FCA NV.
    On July 8, 2020, the court dismissed GM’s lawsuit with prejudice. GM may appeal the court’s decision. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Tigershark Engine
    In connection with internal testing, we determined that approximately 1 million vehicles equipped with the 2.4L Tigershark engine may have excess tailpipe emissions. We have notified the U.S. Environmental Protection Agency (EPA) of the potential issue and we are working to identify the population of impacted vehicles as well as a potential solution. Upon the completion of this work, we intend to review our proposed solution with the EPA and will likely initiate a recall campaign. At this stage we are unable to reliably evaluate the likelihood that material costs will be incurred or estimate a range of possible costs.

In addition, putative class action lawsuits have been filed and are pending against FCA US in U.S. District courts in Michigan and California asserting claims under federal and state laws claiming manufacturing and design defects in certain vehicles equipped with the 2.4L Tigershark engine, which has been installed in approximately 1.6 million vehicles sold in the U.S. The claims allege excessive oil consumption. We are evaluating and defending against these actions while we work to assess the claims and, if appropriate, any mitigating action we could take. At this early stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.

Other matters
U.S. import duties
    Historically, we have paid a 2.5 percent duty on Ram ProMaster City vehicles imported into the U.S. as passenger vehicles rather than the 25 percent duty applicable to vehicles that are imported into the U.S. as cargo vans. The vast majority of these vehicles are converted into cargo vans after importation. In litigation between a competitor and U.S. Customs and Border Protection (“CBP”) involving similar vehicles, the U.S. Court of Appeals for the Federal Circuit ruled in June 2019 that vehicles previously imported by the competitor are subject to the 25 percent duty. The competitor sought to appeal the matter to the U.S. Supreme Court, but in June 2020, the U.S. Supreme Court declined to hear the competitor’s case.
    We believe there are facts that distinguish our case from that of the competitor. However, CBP may seek to recover increased duties for our prior imports, plus interest, and may assert a claim for penalties. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Other commitments, arrangements and contractual rights
Regulatory emission credits
    During the year ended December 31, 2019, FCA entered into multi-year non-cancellable agreements for purchases of regulatory emissions credits in various jurisdictions. At June 30, 2020, these agreements represent total commitments of €0.8 billion, with the related purchased credits expected to be used for compliance years through 2023.